UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2024

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102

Florham Park, New Jersey 07932

(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Phathom Pharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2024 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Class II Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as Class II directors for a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Directors	Votes For	Withheld	Broker Non-Votes
Michael F. Cola	24,131,545	3,121,071	10,761,030
Frank Karbe	25,007,043	2,245,573	10,761,030
Asit Parikh, M.D., Ph.D.	21,332,226	5,920,390	10,761,030

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024:

Votes For	Votes Against	Abstentions
37,887,951	124,558	1,137

Item 8.01 Other Events.

On May 23, 2024, the Board of Directors (the “Board”) of the Company approved certain changes to the Company’s non-employee director compensation program (the “Program”), effective immediately. The Program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Under the amended Program, a new non-employee director will receive, upon election to the Board, an initial grant of 21,000 restricted stock units and options to purchase 35,000 shares of our common stock, one-third of which will vest on the first anniversary of the grant date and the remainder of which will vest in quarterly installments over the following 24 months, and each non-employee director will receive an annual grant of 10,500 restricted stock units and options to purchase 17,500 shares, vesting on the first to occur of (1) the first anniversary of the grant date or (2) the next occurring annual meeting of our stockholders, in each case, subject to the non-employee director continuing in service on our Board through such vesting date. No changes were made to the annual cash retainers payable pursuant to the Program to non-employee directors for their service on the Board and Board committees.

The foregoing summary of the Program is qualified in its entirety by the amended Program, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date: May 24, 2024	By:	/s/ Molly Henderson
Molly Henderson
Chief Financial and Business Officer